SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 24, 2011

Tactical Air Defense Services, Inc.

(Exact name of registrant as specified in its charter)

Nevada		88-0455809
(State or other jurisdiction		(IRS Employer
of Incorporation)		Identification Number)
123 West Nye Lane, Suite 517
Carson City, Nevada 89706
(Address of principal executive offices)

(775) 888-6744
(Issuer’s Telephone Number)

_____________________________________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01   Entry into a Material Definitive Agreement.

On April 1, 2011, Tactical Air Defense Services, Inc. (the “Company”) entered into a letter of intent (the “LOI”) with Cornucopia, Ltd. (“Cornucopia”) in connection with a proposed financing arrangement. A copy of the LOI was attached as an exhibit to our Form 8-K filed on April 5, 2011, the terms of which are hereby incorporated by reference. Pursuant to the terms of the LOI and subject to further negotiation and final agreement and documentation, Cornucopia agreed to provide the Company up to US$1,000,000 in separate rounds of financing.

On April 25, 2011, the Company and Cornucopia entered into a Securities Purchase Agreement (the “SPA”) for the initial round of the US$1,000,000 financing under the LOI. Pursuant to the terms of the SPA, Cornucopia agreed to provide the Company US$400,000 in financing through the sale and issuance by the Company of a total of 1,333,332 shares of Series B Preferred Stock in two separate tranches. A copy of the SPA has been attached as an exhibit to our Form 8-K filed on April 28, 2011, the terms of which are hereby incorporated by reference. As disclosed in the above reference Form 8-K, upon execution of the SPA the Company received the initial financing tranche of US$200,000 through the sale of 666,666 shares of Series B Preferred Stock.

On April 24, 2011, the Company received the second financing tranche of US$200,000 from Cornucopia under the terms of the SPA. Pursuant to the terms of the SPA, the Company agreed to issue Cornucopia an additional 666,666 shares of Series B Preferred Stock (the “T2 Shares”). The T2 Shares: (i) are convertible into 266,666,400 shares of the Company’s restricted common stock, par value $0.001 (the “Common Stock”); (ii) maintain a number of votes equal to the number of shares of Common Stock the T2 Shares are convertible into; (iii) provide for a 12% annual coupon payment; (iv) are collateralized by certain Company assets; and (v) provide for an optional right of participation by Cornucopia in the Company’s operating profits through the redemption and retirement of a portion of the T2 Shares.

The terms and conditions of the proposed and possible future financings under the LOI shall remain governed by the terms of the LOI.

Section 3 - Securities and Trading Markets

Item 3.02   Unregistered Sales of Equity Securities.

As described above, pursuant to the terms of the SPA, the Company agreed to issue 666,666 shares of its Series B Preferred Stock to Cornucopia, Ltd.

Item  7.01   Regulation FD Disclosure.

Press Releases

On May 26, 2011, the Company issued a press release relating to the Initial Financing as described in “Item 1.01 Entry Into Material Definitive Agreements” above.  A copy of this press release is furnished as an exhibit to this Report.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits.

Number	Description

10.1	Letter of Intent between Tactical Air Defense Services, Inc. and Cornucopia, Ltd. (Attached as an exhibit to our Form 8-K filed on April 5, 2011 and incorporated herein by reference).

10.2	Securities Purchase Agreement between Tactical Air Defense Services, Inc. and Cornucopia, Ltd. (Attached as an exhibit to our Form 8-K filed on April 28, 2011 and incorporated herein by reference).

99.1	Press release dated as of May 25, 2011 entitled “Tactical Air Defense Services Receives Second Round of Funding from Cornucopia, Ltd.” (Deemed Furnished)

Dated:   May 26, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Tactical Air Defense Services, Inc. /s/ Alexis Korybut

By:	Alexis Korybut
Its:	Chief Executive Officer